UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2009

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2009, Cisco Systems, Inc. (the “Company”) entered into an underwriting agreement with Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. on behalf of the several underwriters named therein in connection with the offer and sale of investment grade notes in an underwritten public offering (the “Offering”). The Offering is expected to be completed on November 17, 2009. The underwriting agreement includes the terms and conditions for the debt securities, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type. Upon completion of the Offering, the following debt securities (collectively, the “Notes”) will be issued pursuant to the Indenture (defined below) with the following principal terms.

2.90% Senior Notes due 2014. The aggregate principal amount of 2.90% Senior Notes due 2014 (the “2014 Notes”) expected to be issued and sold is $500,000,000. These notes will mature on November 17, 2014 and bear interest at a fixed rate of 2.90% per annum, payable semi-annually on November 17 and May 17 of each year, commencing May 17, 2010. The 2014 Notes will be redeemable, in whole or in part at any time or from time to time, at the Company’s option, at the applicable “make-whole premium” redemption price described below.

4.45% Senior Notes due 2020. The aggregate principal amount of 4.45% Senior Notes due 2020 (the “2020 Notes”) expected to be issued and sold is $2,500,000,000. These notes will mature on January 15, 2020 and bear interest at a fixed rate of 4.45% per annum, payable semi-annually on January 15 and July 15 of each year, commencing January 15, 2010. The 2020 Notes will be redeemable, in whole or in part at any time or from time to time, at the Company’s option, at the applicable “make-whole premium” redemption price described below.

5.50% Senior Notes due 2040. The aggregate principal amount of 5.50% Senior Notes due 2040 (the “2040 Notes”) expected to be issued and sold is $2,000,000,000. These notes will mature on January 15, 2040 and bear interest at a fixed rate of 5.50% per annum, payable semi-annually on January 15 and July 15 of each year, commencing January 15, 2010. The 2040 Notes will be redeemable, in whole or in part at any time or from time to time, at the Company’s option, at the applicable “make-whole premium” redemption price described below.

The “make-whole premium” redemption price will be equal to the greater of (a) 100% of the principal amount of the Notes to be redeemed and (b) the sum of the present values of the remaining scheduled payments thereon discounted to the date of redemption, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate (as defined in the Notes) plus 10 basis points with respect to the 2014 Notes, 15 basis points with respect to the 2020 Notes, and 20 basis points with respect to the 2040 Notes. Accrued interest will be paid to but excluding the redemption date.

The Notes are unsecured and will rank equally in right of payment with all of the Company’s other existing and future senior unsecured indebtedness. The Notes will effectively rank junior to all liabilities of the subsidiaries of the Company.

In connection with the Offering, the Company will enter into an Indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Indenture will provide for the issuance by the Company of the Notes. The Notes will be subject to the covenants in the Indenture, which include limitations on liens, limitations on sale and lease-back transactions and limitations on consolidations, mergers and conveyances, transfers and leases of properties and assets.

The Indenture will contain customary events of default, including: (a) the Company’s failure to pay principal or premium, if any, on a series of the Notes when due at maturity, upon redemption or otherwise; (b) the Company’s failure to pay any interest on a series of the Notes for 30 days after the interest becomes due; (c) the Company’s failure to perform, or its breach of, any other covenant, agreement or condition in the Indenture in respect of a series of the Notes for 60 days after either the Trustee or holders of at least 25% in principal amount of the outstanding notes of that series have given the Company written notice of the breach in the manner required by the Indenture; and (d) specified events involving the Company’s bankruptcy, insolvency or reorganization. If an event of default resulting from specified events involving the Company’s bankruptcy, insolvency or reorganization has occurred and is continuing, the Indenture provides that the entire principal amount plus accrued and unpaid interest of the Notes outstanding will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any holder. Upon any other event of default with respect to any series of the Notes, the Indenture provides that either the Trustee or the holders of at least 25% in principal amount of the outstanding notes of that series may declare the principal amount plus accrued and unpaid interest of all the outstanding notes of that entire series immediately due and payable. Upon such a declaration, the Company would be obligated to pay the principal amount plus accrued and unpaid interest of the series of Notes so declared due and payable.

The Company and its affiliates maintain various commercial and service relationships with the Trustee and its affiliates in the ordinary course of business. Affiliates of The Bank of New York Mellon Trust Company, N.A. may in the future engage in lending, interest rate swap and other hedging transactions with the Company and its affiliates.

The descriptions above are summaries and are qualified in their entirety by the forms of the Indenture and the Notes, filed herewith as Exhibit No. 4.1 and Exhibit No. 4.2 and incorporated by reference herein.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-157177) (the “Registration Statement”). In connection with the Offering, the Company is filing the underwriting agreement as Exhibit No. 1.1 to this current report on Form 8-K, which is to be incorporated by reference in its entirety into the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

1.1	Underwriting Agreement, dated November 9, 2009, among the Company and Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of Indenture, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Forms of Global Note for the Company’s 2.90% Senior Notes due 2014, 4.45% Senior Notes due 2020 and 5.50% Senior Notes due 2040 (contained in Exhibit No. 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: November 13, 2009	By:	/s/ Mark Chandler
	Name:	Mark Chandler
	Title:	Senior Vice President, Legal Services, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 9, 2009, among the Company and Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of Indenture, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Forms of Global Note for the Company’s 2.90% Senior Notes due 2014, 4.45% Senior Notes due 2020 and 5.50% Senior Notes due 2040 (contained in Exhibit No. 4.1).